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                                                                   Exhibit 10.48

                                 PROMISSORY NOTE

$558,000.00                                                  NOVEMBER 20th, 2003

      FOR VALUE RECEIVED, DREW SCIENTIFIC, INC., a Texas corporation ("Borrower"), promises to pay to the order of TEXAS MEZZANINE FUND INC. ("Lender"), located at 351 West Jefferson Blvd., Suite 800, Dallas, Texas 75208, or such other place as the holder of this Note may from time to time designate in writing, the principal sum of Five Hundred Fifty-Eight Thousand and No/100 Dollars ($558,000.00), or so much thereof as may be advanced in lawful money of the United States, with interest accruing on the unpaid principal balance from time to time remaining unpaid prior to maturity as follows:

      1. Payments of Principal and Interest. The principal and interest of this Note shall be payable as follows:

            (a) Interest on the Note shall accrue at the rate of 8.0% per annum (the "Base Rate"), subject to adjustment as provided for in subparagraph l(b) below, and shall be calculated at a daily rate equal to 1/360th of the annual percentage rate which this Note bears, based on the actual number of days elapsed.

            (b) On July 1, 2005, and thereafter on June 1 of each succeeding year thereafter, the interest rate on the Note shall be adjusted to a rate equal to the lesser of (i) the greater of the Base Rate or the Prime Rate (as hereafter defined) plus 4.0% (the "Stated Rate"), or (ii) the Maximum Rate (as hereafter defined). The "Prime Rate" is the rate published by the Wall Street Journal as the prime rate. If the Stated Rate at any time exceeds the Maximum Rate, the actual rate of interest to accrue on the unpaid principal amount of the Note will be limited to the Maximum Rate, but any subsequent reductions in the Stated Rate due to reductions in the Prime Rate will not reduce the interest rate payable upon the unpaid principal amount of the Note below the Maximum Rate until the total amount of interest accrued on this Note equals the amount of interest which would have accrued if the Stated Rate had at all times been in effect.

            (c) Installments equal to the amount of all accrued interest only shall be due and payable monthly commencing on the 1st day of January, 2004, and on the 1st day of each consecutive month through and including June, 2004.

            (d) Installments of principal and interest in the amount of Fourteen Thousand Two Hundred and No/100 Dollars ($14,200.00) shall be due and payable monthly commencing on the 1st day of July, 2004, with a like installment due and payable on the first day of each succeeding month thereafter to maturity. All payments made as scheduled on this Note (i.e., after deducting all other charges and impositions prescribed elsewhere in this Note or in documents securing payment of this Note) shall be applied, to the extent thereof, first to accrued but unpaid interest and the balance to unpaid principal.

      2. Maturity. This Note shall mature (i.e., all outstanding principal, together with all accrued interest which has not been paid, shall be due and payable in full) on June 1, 2008.

      3. Prepayment. For the purposes of this paragraph 3, the term "prepayment" shall mean an event whereby the loan evidenced by this Note is voluntarily fully satisfied prior to the maturity date and shall not include any payment after default, any payment after the acceleration of this Note, any payment by any sale under court order, foreclosure, power of sale or deed in lieu of foreclosure, or any payment by sale or other method under any bankruptcy or insolvency proceedings, or any prepayment due to the receipt of insurance proceeds or condemnation awards. Borrower shall have the right to prepay all, but not part, of the unpaid principal balance of this Note provided the following conditions are satisfied:

            (a) Borrower is not in default under the terms of this Note, the Security Instrument (as defined below) or any other document evidencing, governing or securing the loan evidenced by this Note (collectively, the "Loan Documents").

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PROMISSORY NOTE - Page 1                             BORROWER _______________

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            (b) Borrower has notified Lender in writing of its election and commitment to prepay at least thirty (30) days prior to the date the prepayment will be made (the "Prepayment Date"), with such notice to specify the Prepayment Date and the total amount of all sums to be paid.

            (c) Borrower pays Lender a prepayment fee equal to:

                  (i) Twenty Thousand and No/100 Dollars ($20,000.00) in the
            event prepayment occurs on or prior to March 31, 2005;

                  (ii) Fifteen Thousand and No/100 Dollars ($15,000.00) in the
            event prepayment occurs during the period commencing on April 1, 2005 and ending March 31, 2006; and

                  (iii) Ten Thousand and No/100 Dollars ($10,000.00) in the
            event prepayment occurs during the period commencing on April 1, 2006 and ending March 31, 2007.

      No prepayment fee shall be due in the event prepayment occurs on or after April 1, 2007.

            (d) Any prepayment of principal permitted hereunder shall be accompanied by payment of all unpaid accrued interest on this Note and all other sums then due and payable pursuant to this Note, the Security Instrument and any other Loan Document.

            (e) Borrower and Lender acknowledge and agree that if the unpaid principal balance of this Note is prepaid, then Lender shall receive the applicable prepayment fee as partial compensation for the cost to Lender of reinvesting the prepayment proceeds and for the loss to Lender of the contracted for return on the loan evidenced by this Note. Borrower and Lender further acknowledge and agree that the applicable prepayment fee is reasonable.

      4. Partial Payment. If Lender at any time receives or accepts payment from or for the account of Borrower of less than the full amount when due on this Note, such receipt or acceptance shall, unless Lender expressly agrees otherwise in writing, be deemed a payment on account only, and shall not cure any default existing by reason of failure to pay the full amount when due, nor preclude the exercise of any remedy of Lender including, but not limited to, acceleration of any unmatured portion hereof, or foreclosure on any security.

      5. Security Instrument. This Note is secured by, among other things, the provisions of a certain Security Agreement (the "Security Instrument") dated of even date herewith, executed by Borrower and covering the collateral more fully described in the Security Instrument.

      6. Events of Default and Remedies. At the option of the holder of this Note, the entire unpaid principal balance of, and all accrued interest on, this Note shall immediately become due and payable upon the occurrence at any time of any one or more of the following (herein referred to as an "Event of Default"):

            (a) Borrower shall fail to pay the principal of or interest on this Note as and when the same becomes due and payable in accordance with the terms hereof, and such failure shall continue for a period of ten (10) days after receipt of written notice from Lender specifying such failure, provided, however, that Lender shall be obligated to give only one (1) such notice in any calendar year and, after the giving of such one notice, Lender shall be entitled to exercise its remedies upon any subsequent default occurring within such calendar year without any requirement of notice; or

            (b) Borrower or any other party shall fail to perform any other covenant, condition, obligation or agreement set forth in this Note, the Security Instrument or any other Loan Document,

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PROMISSORY NOTE - Page 2                         BORROWER _______________

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                  other than as set forth in paragraph 6(a) above, and such
                  failure shall continue for a period of thirty (30) days after receipt of written notice from Lender specifying such failure; or

            (c) There shall occur any default or event of default specified in any Loan Document, other than as set forth in paragraphs 6(a) and 6(b) above.

      If an Event of Default shall occur, Lender may (i) declare the entire balance of this Note, principal and interest, immediately due and payable, (ii) exercise any rights under the Security Instrument or any other right contained in any other Loan Document, and (iii) exercise any other remedy provided by law or equity. No remedy referred to herein is intended to be exclusive, but each shall be cumulative, and the exercise or beginning of exercise by Lender of any one or more of such remedies should not preclude the simultaneous or later exercise of any or all of such remedies. Any failure of Lender to exercise any rights or remedies available to Lender if an Event of Default should occur shall not constitute a waiver of Lender's right to exercise such rights or remedies in the event of any subsequent Event of Default.

      7. Past Due Interest and Late Charge. Lender may collect, to the extent not proscribed by applicable law, a late charge for any payment of principal, interest or any other sum due under the Loan Documents not made within ten (10) days after its due date, such late charge to be in an amount equal to five percent (5%) of the past due payment, provided that such late charge shall not, when computed together with all other interest to be paid on the indebtedness evidenced by this Note or indebtedness arising under any instrument securing the payment hereof, exceed the Maximum Rate (as defined below). In addition, at Lender's option, all past-due principal and, to the extent not proscribed by applicable law, all past-due interest, shall bear interest at the Maximum Rate or if applicable law shall not provide for a maximum nonusurious rate of interest, at a rate per annum equal to eighteen percent (18%).

      8. Controlling Agreement. All agreements between Borrower and Lender, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency or event whatsoever, whether by reason of demand or acceleration of the maturity hereof or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to Lender exceed interest computed at the Maximum Rate (as defined below). If, from any circumstance whatsoever, interest would otherwise be payable to Lender in excess of interest computed at the Maximum Rate, the interest payable to Lender shall be reduced to interest computed at the Maximum Rate; and if from any circumstance Lender shall ever receive anything of value deemed interest by applicable law in excess of interest computed at the Maximum Rate, an amount equal to any excessive interest shall be applied to the reduction of the principal hereof and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to the Borrower. All interest paid or agreed to be paid to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period until payment in full of the principal (including the period of any renewal or extension hereof) so that the interest hereon for such full period shall not exceed interest computed at the Maximum Rate. This section shall control all agreements between Borrower and Lender. The term "Maximum Rate" shall mean the highest lawful rate of interest applicable to the loan transaction evidenced by this Note taking into account whichever of applicable federal law or Texas law permits the higher rate of interest, and after also taking into consideration all compensation deemed interest under applicable law.

      9. Waiver. Except as expressly otherwise provided for herein, Borrower and all other parties now or hereafter liable or responsible for the payment of this Note, whether as endorser, guarantor, surety or otherwise, severally waive demand, presentment, presentment for payment, notice of intent to demand, notice of nonpayment, notice of dishonor, diligence in collecting, grace, notice (including notice of intent to accelerate and notice of acceleration) and protest and consent to all renewals and extensions that from time to time may be granted by the holder of this Note and to all partial payments herein, whether before or after maturity. Borrower hereby further agrees that no act or omission of Lender with reference to any property securing or intended to secure this Note, including but not limited to failure to file or perfect any lien or security interest, shall release the absolute obligation of Borrower and each such endorser, guarantor or surety to pay this Note as and when due.

      10. Cumulative Rights. No delay on the part of Lender or other holder of this Note in the exercise of any power or right under this Note, under the Security Instrument, or under any other Loan Document, shall operate as a

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waiver thereof, nor shall a single or partial exercise of any power or right preclude other or further exercise thereof or exercise of any other power or right. Enforcement by Lender or other holder of this Note of any security for the payment hereof shall not constitute any election by it of remedies so as to preclude the exercise of any other remedy available to it.

      11. Attorneys' Fees and Costs. If this Note or any installment or part hereof is not paid when due and the same is placed in the hands of an attorney for collection, or if this Note is collected by suit or through bankruptcy, probate or other proceedings, Borrower agrees to pay the reasonable attorneys' fees of the holder of this Note, together with all actual expenses of collection and litigation and costs of court incurred by the holder of this Note.

      12. Notices. Any notice or demand required or to be given hereunder shall be in writing, and shall be deemed to have been given and received when deposited in a post office or official depository of the United States Postal Service, sent by certified mail, postage prepaid, return receipt requested, addressed as follows:

          If to Borrower:        Drew Scientific, Inc.
                                 4230 Shilling Way Dallas,
                                 Texas 75237
                                 Attn: Keith Drew

          If to Lender:          Texas Mezzanine Fund Inc.
                                 351 West Jefferson Blvd., Suite 800
                                 Dallas, Texas 75208
                                 Attn: Theresa Lee

The addresses set forth in this Note may be changed by any party by giving notice of such change to the other party in the manner provided herein for giving notice.

      13. Severability. In case any of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provision hereof and this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

      14. GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES APPLICABLE TO TRANSACTIONS IN TEXAS.

      15. JURISDICTION AND VENUE. ALL ACTS CONTEMPLATED BY THIS NOTE SHALL BE PERFORMABLE IN DALLAS COUNTY, TEXAS, AND ALL SUMS PAYABLE UNDER THIS NOTE SHALL BE PAYABLE IN DALLAS COUNTY, TEXAS. BORROWER HEREBY CONFIRMS AND AGREES THAT ALL LEGAL ACTIONS INVOLVING THE VALIDITY OR ENFORCEMENT OF THIS NOTE SHALL HAVE JURISDICTION AND VENUE IN DALLAS COUNTY, TEXAS.

      16. Headings. The headings of the paragraphs of this Note are inserted for convenience only and shall not be deemed to constitute a part hereof.

      17. Successors and Assigns. This Note and all of the covenants, promises and agreements contained herein shall be binding upon and shall inure to the benefit of Borrower and Lender and their respective executors, administrators, successors and assigns.

      18. Modification, Renewal and Extension. This Note is executed and delivered by the Borrower in renewal and extension, but not in extinguishment, of the unpaid indebtedness evidenced by, and in modification of the terms of payment of, that certain Promissory Note dated August 3, 1999, in the stated principal amount of $500,000.00, executed by MWI, Inc. (now known as Borrower pursuant to those certain Articles of Amendment to the Articles of Incorporation

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of MWI, Inc. filed with the Texas secretary of State's Office on November 7,
2002) and payable to the order of the Lender.

      19. FINAL AGREEMENT. THIS NOTE AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION WITH THE DISBURSEMENT OF FUNDS EVIDENCED BY THIS NOTE, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                           DREW SCIENTIFIC, INC.,
                                           a Texas corporation

                                           By: /s/ Keith Drew
                                               ----------------------
                                           Name: Keith Drew
                                           Title: President

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